MLP/Midstream Investment Company

KYN Quarterly Report

August 31, 2018

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP/Midstream Investment Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP/Midstream Investment Company (“KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of August 31, 2018, we had total assets of $4.0 billion, net assets applicable to our common stockholders of $2.5 billion (net asset value (“NAV”) of $19.43 per share), and 126.1 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs and other Midstream Energy Companies, but we also may invest in debt securities of MLPs and other Midstream Energy Companies. As of August 31, 2018, we held $4.0 billion in equity investments and no debt investments.

Recent Events

Merger with Kayne Anderson Energy Development Company

On August 6, 2018, we completed our merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, we acquired all of the net assets of KED ($208 million) in exchange for an equal net asset value of newly issued KYN common stock (10.4 million shares). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Immediately following the merger, our combined total assets and net assets were $4.1 billion and $2.5 billion, respectively.

Conversion to Monthly Distributions

We previously announced our intention to adopt a monthly distribution after the closing of our merger with KED. The distribution paid in September was the first monthly distribution under this new policy. Going forward, the Board of Directors intends to declare three monthly distributions during the month following its fiscal quarter end. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock.

KYN’s Name Change

On July 30, 2018, our name changed from Kayne Anderson MLP Investment Company to Kayne Anderson MLP/Midstream Investment Company. We believe this change is consistent with recent trends in the midstream sector, with an increasing amount of midstream assets being held by Midstream Energy Companies that are not structured as MLPs.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Top Ten Portfolio Investments

Listed below are our top ten portfolio investments by issuer as of August 31, 2018.

Holding		Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	Enterprise Products Partners L.P.	Midstream MLP	$526.7	13.2%
2.	Energy Transfer Partners, L.P.(1)	Midstream MLP	430.6	10.8
3.	The Williams Companies, Inc.	Midstream Company	334.2	8.4
4.	ONEOK, Inc.	Midstream Company	325.4	8.2
5.	MPLX LP	Midstream MLP	271.5	6.8
6.	Plains All American Pipeline, L.P.(2)	Midstream MLP	225.0	5.6
7.	Western Gas Partners, LP	Midstream MLP	218.4	5.5
8.	Buckeye Partners, L.P.	Midstream MLP	212.5	5.3
9.	Targa Resources Corp.	Midstream Company	211.7	5.3
10.	Magellan Midstream Partners, L.P.	Midstream MLP	141.6	3.6

			$2,897.6	72.7%

(1)

On October 19, 2018, Energy Transfer Equity, L.P. (“ETE”) and Energy Transfer Partners, L.P. (“ETP”) completed their previously announced unit-for-unit merger, in which ETE acquired ETP. Upon closing of the merger, ETE changed its name to Energy Transfer LP. As of August 31, 2018, we held $21.4 million of ETE common units. On a combined basis our holdings in ETP and ETE was 11.3% of long-term investments as of August 31, 2018.

(2)

Does not include our ownership of Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”), which are affiliates. As of August 31, 2018, we held $1.8 million and $42.4 million of PAGP common shares and PAGP-AAP partnership units, respectively. On a combined basis our holdings in Plains All American Pipeline, L.P., PAGP and PAGP-AAP was 6.8% of long-term investments as of August 31, 2018.

Results of Operations — For the Three Months Ended August 31, 2018

Investment Income.    Investment income totaled $7.2 million for the quarter. We received $63.9 million of dividends and distributions, of which $51.6 million was treated as return of capital and $5.1 million was treated as distributions in excess of cost basis. We also received $4.0 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as unrealized gains.

Operating Expenses.    Operating expenses totaled $24.1 million, including $13.0 million of investment management fees, $7.0 million of interest expense, $3.1 million of preferred stock distributions and $1.0 million of other operating expenses. Interest expense includes $0.4 million of non-cash amortization of debt issuance costs. Preferred stock distributions include $0.2 million of non-cash amortization. Other operating expenses include $0.2 million of merger related expenses.

Net Investment Loss.    Our net investment loss totaled $12.9 million and included a current tax benefit of $19.9 million and a deferred tax expense of $15.9 million.

Net Realized Gains.    We had net realized gains from our investments of $86.9 million, consisting of realized gains from long term investments of $116.6 million, a current tax expense of $93.2 million and a deferred tax benefit of $63.5 million.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $57.6 million. The net change consisted of an $76.2 million increase in unrealized gains on investments and a deferred tax expense of $18.6 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $131.6 million. This increase was comprised of a net investment loss of $12.9 million, net realized gains of $86.9 million and a net increase in unrealized gains of $57.6 million, as noted above.

Distributions to Common Stockholders

Our distributions are funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended August 31, 2018	Pro Forma(1) Three Months Ended August 31, 2018
Distributions and Other Income from Investments
Dividends and Distributions(2)	$63.9	$68.5
Paid-In-Kind Dividends(2)	4.0	4.0

Total Distributions and Other Income from Investments	67.9	72.5
Expenses
Net Investment Management Fee	(13.0)	(13.7)
Other Expenses(3)	(0.8)	(0.9)
Interest Expense	(6.8)	(7.2)
Preferred Stock Distributions	(2.9)	(3.0)
Income Tax Benefit, net	4.0	4.2

Net Distributable Income (NDI)	$48.4	$51.9

Weighted Shares Outstanding(4)	118.5	126.0
NDI per Weighted Share Outstanding	$0.41	$0.41

Adjusted NDI per Weighted Share Outstanding(5)	$0.41	$0.42

Distributions per Common Share(6)	$0.45	$0.45

(1)	Pro Forma NDI includes amounts from KED for the period of June 1, 2018 through August 3, 2018 (valuation date of the merger).

(2)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

(3)	Excludes $0.2 million of one-time merger related expenses.

(4)

Weighted shares outstanding for the quarter reflects 10.4 million of new KYN shares issued August 6, 2018 in connection with our merger with KED. For Pro Forma NDI, weighted shares outstanding assumes all shares issued to KED stockholders in connection with the merger were issued and outstanding for the entire period.

(5)

The income tax benefit for the second quarter of fiscal 2018 included a $1.6 million increase attributable to a change made to our return of capital estimate for 2017 (the “Return of Capital Adjustment”) as a result of tax reporting information related to 2017 received during fiscal 2018. For purposes of calculating Adjusted NDI, we allocated the income tax benefit related to our Return of Capital Adjustment equally to each quarter in 2018 ($1.6 million adjustment in aggregate; $0.4 million quarterly adjustment).

(6)	Monthly distribution of $0.15 per share paid, or to be paid, September 28, 2018, October 31, 2018 and November 30, 2018.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. Because our distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

In connection with our merger with KED, we provided distribution guidance of $1.80 per share for the twelve months ending February 28, 2019, and we remain committed to this distribution guidance. At the end of this twelve-month period, the Board of Directors will reassess our distribution with the goal of establishing a distribution that is based on long-term, sustainable NDI.

During fiscal 2018, seven MLPs held in our portfolio have either completed or announced mergers with their general partners. Each of these “simplification transactions” has resulted in the unitholders of the MLP receiving a lower distribution after the transaction is completed, which in turn reduces our NDI. These simplification transactions are part of an industry trend of simplifying ownership structures and eliminating MLPs’ incentive distribution rights. Kayne Anderson expects this trend to continue and believes that it is likely that additional simplification transactions will be announced during the next twelve months. Additionally, one MLP in our portfolio is expected to reduce its distribution in the next three months, which will reduce our NDI.

Our Board of Directors plans to reassess our distribution in early 2019. Currently, our NDI is below our annualized distribution of $1.80 per share. Additionally, our current projection of NDI for the next 12 to 24 months is below our distribution. As a result, it is likely that management will recommend a distribution in early 2019 that is below our current distribution.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs, premiums on newly issued debt and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

For GAAP purposes, offering costs incurred related to the issuance of common stock reduce paid-in capital when stock is issued. Certain costs related to registration statements or shelf offerings may be written off once the registration statement or prospectus’ usefulness has expired. The non-cash amortization or write-off of these offering costs is included in operating expense for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts or the amortization of termination payments on interest rate swap contracts entered into in anticipation of an offering of unsecured notes (“Notes”) or mandatory redeemable preferred stock (“MRP Shares”). The termination payments on interest rate swap contracts are amortized over the term of the Notes or MRP Shares issued. For GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

At August 31, 2018, we had total leverage outstanding of $1,150 million, which represented 29% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 25%-30% of our total assets. At quarter end, total leverage was comprised of $716 million of Notes, $38 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $19 million of borrowings

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

outstanding under our unsecured revolving term loan (the “Revolving Term Loan”), $60 million outstanding under our unsecured term loan (the “Term Loan”) and $317 million of MRP Shares. At August 31, 2018, we had $2 million of cash and cash equivalents. As of October 26, 2018, we had total leverage outstanding of $1,176 million, which represented 32% of total assets. As of this date, we had $83 million of borrowings outstanding under our Credit Facility, $60 million outstanding under our Term Loan, and we had $2 million of cash and cash equivalents.

Our Credit Facility has a 364-day term, maturing on February 15, 2019 and a total commitment amount of $150 million. The interest rate on outstanding loan balances may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

Our Revolving Term Loan has a total commitment of $150 million and matures on February 18, 2019. Borrowings under the Revolving Term Loan bear interest at a rate of LIBOR plus 1.30%. Amounts borrowed under the Revolving Term Loan may be repaid and subsequently borrowed. We pay a fee of 0.25% per annum on any unused amounts of the Revolving Term Loan.

In connection with our merger with KED, we assumed KED’s $60 million Term Loan. The Term Loan matures on August 11, 2021. The interest rate on $30 million of the Term Loan is fixed at a rate of 3.06% and the interest rate on the remaining $30 million is LIBOR plus 1.50%. Amounts repaid under the Term Loan cannot be reborrowed.

At August 31, 2018, we had $716 million of Notes outstanding that mature between 2019 and 2025 and we had $317 million of MRP Shares outstanding that are subject to mandatory redemption between 2020 and 2022. As a part of the merger, KED preferred stockholders were issued an equivalent number of new KYN Series K MRP Shares ($25 million liquidation value) with terms identical to their previously held KED Series A MRP Shares. Series K MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020.

At August 31, 2018, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 432% for debt and 313% for total leverage (debt plus preferred stock). Our target asset coverage ratio with respect to our debt is 400%. At times we may be above or below this target depending on market conditions as well as certain other factors, including our target total leverage asset coverage ratio of 300% and the basic maintenance amount as stated in our rating agency guidelines.

As of August 31, 2018, our total leverage consisted 92% of fixed rate obligations and 8% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.58%.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 162.7%
Equity Investments(1) — 162.7%
Midstream MLP(2) — 118.5%
Andeavor Logistics LP	919	$44,651
Antero Midstream Partners LP(3)	367	10,736
BP Midstream Partners LP	2,556	50,430
Buckeye Partners, L.P.(4)	3,662	129,117
Buckeye Partners, L.P.— Class C Units(4)(5)(6)(7)	2,610	83,375
CNX Midstream Partners LP	770	15,090
Cheniere Energy Partners, L.P.	1,448	54,871
Crestwood Equity Partners LP	1,474	55,404
DCP Midstream, LP	2,905	119,714
Dominion Midstream Partners, LP — Convertible Preferred Units(5)(6)(8)	631	13,664
Enable Midstream Partners, LP	1,470	22,888
Enbridge Energy Management, L.L.C.(9)(10)	2,475	26,857
Enbridge Energy Partners, L.P(10)	1,546	17,408
Energy Transfer Partners, L.P.(11)	19,095	430,589
EnLink Midstream Partners, LP	4,888	87,006
Enterprise Products Partners L.P.	18,416	526,701
EQT Midstream Partners, LP	475	27,153
Global Partners LP	1,166	21,752
Hess Midstream Partners LP	40	908
Magellan Midstream Partners, L.P.	2,074	141,567
MPLX LP	5,165	183,193
MPLX LP — Convertible Preferred Units(5)(6)(12)	2,255	88,276
Noble Midstream Partners LP	280	12,257
Phillips 66 Partners LP	701	36,066
Plains All American Pipeline, L.P.(4)	8,613	224,963
Plains GP Holdings, L.P.(4)	70	1,805
Plains GP Holdings, L.P. — Plains AAP, L.P.(4)(6)(13)	1,622	42,374
Shell Midstream Partners, L.P.	4,898	109,562
Spectra Energy Partners, LP(10)	1,487	56,462
Sprague Resources LP	683	17,268
Summit Midstream Partners, LP	2,060	33,270
Western Gas Partners, LP	4,471	218,418

		2,903,795

Midstream Company — 41.1%
Antero Midstream GP LP(3)	246	4,155
Kinder Morgan, Inc.	1,445	25,575
ONEOK, Inc.	4,936	325,359
SemGroup Corporation	625	15,124
Tallgrass Energy, LP	3,726	91,621
Targa Resources Corp.	3,844	211,673
The Williams Companies, Inc.(14)	11,295	334,226

		1,007,733

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
General Partner MLP — 1.3%
Energy Transfer Equity, L.P.(11)	1,225	$21,439
EQT GP Holdings, LP	445	9,345

		30,784

Shipping MLP — 1.2%
Capital Product Partners L.P. — Class B Units(5)(6)(15)	3,636	28,945

Other — 0.6%
Viper Energy Partners LP	406	15,798

Total Long-Term Investments — United States —162.7% (Cost —$3,050,258)		3,987,055

Debt		(833,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(317,000)
Current Income Tax Liability		(21,618)
Deferred Income Tax Liability		(363,041)
Other Liabilities in Excess of Other Assets		(2,247)

Net Assets Applicable to Common Stockholders		$2,450,149

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies and affiliates of master limited partnerships.

(3)

On October 9, 2018, Antero Midstream GP LP (“AMGP”) and Antero Midstream Partners LP (“AM”) announced that they entered into a definitive agreement for AMGP to acquire all of the outstanding AM common units. In connection with the transaction, AMGP will convert into a corporation and the combined entity will be renamed Antero Midstream Corporation (“New AM”). Under the terms of the agreement, AM unitholders will receive a combination of $3.415 in cash and 1.635 shares of New AM stock per AM unit owned.

(4)

The Company believes that it is an affiliate of Buckeye Partners, L.P. (“BPL”), Plains GP Holdings, L.P. (“PAGP”), Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”). See Note 5 — Agreements and Affiliations.

(5)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(6)

The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2018, the aggregate value of restricted securities held by the Company was $256,634 (6.4% of total assets), which included $42,374 of Level 2 securities and $214,260 of Level 3 securities. See Note 7 — Restricted Securities.

(7)

On March 2, 2018, the Company purchased, in a private placement, Class C Units from BPL. The BPL Class C Units are similar in all respects to the common units except that BPL has elected to pay distributions in-kind (additional Class C Units) instead of cash. The Class C Units will convert on a one-for-one basis to BPL common units no later than March 2, 2020 and convert automatically on a one-for-one basis if BPL reduces its common unit distribution.

(8)

On December 1, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“DM Convertible Preferred Units”) from Dominion Midstream Partners, LP (“DM”). The DM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.3135 per unit for the first two years and thereafter will pay the higher of (a) $0.3135 per unit or (b) the distribution that the DM Convertible Preferred Units would receive on an as converted basis. For the first two years, the distribution may be paid, at DM’s

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

AUGUST 31, 2018

(amounts in 000’s)

(UNAUDITED)

option, in cash or in units. After two years, the distribution will be paid in cash. Holders of the DM Convertible Preferred Units may convert on a one-for-one basis to DM common units any time after December 1, 2018. On September 19, 2018, Dominion Energy (“D”) announced an offer to acquire all outstanding DM common units that are not already owned by D. In connection with this transaction, the DM Convertible Preferred Units are expected to be converted into DM common units at a conversion ratio that will be determined in accordance with the terms of the partnership agreement of DM and that is expected to result in a value to the Company of 140% of the liquidation preference of $26.40 per unit. The transaction is expected to close in the first quarter of 2019.

(9)	Dividends are paid-in-kind.

(10)

On August 24, 2018, Enbridge Inc. (“ENB”) announced it entered into a definitive agreement to acquire, with ENB stock, all of the outstanding public common units of Spectra Energy Partners, LP (“SEP”). On September 18, 2018, ENB announced it entered into a definitive agreement to acquire, with ENB stock, all of the outstanding public equity securities of Enbridge Energy Partners, L.P. (“EEP”), Enbridge Energy Management, L.L.C. (“EEQ”) and Enbridge Income Fund Holdings Inc. (“ENF”).

(11)

On October 19, 2018, Energy Transfer Equity, L.P. (“ETE”) and Energy Transfer Partners, L.P. (“ETP”) completed their previously announced unit-for-unit merger, in which ETE acquired ETP. Upon closing of the merger, ETE changed its name to Energy Transfer LP.

(12)

On May 13, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) from MPLX LP (“MPLX”). The MPLX Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution at the higher of (a) $0.528125 per unit or (b) the distribution that the MPLX Convertible Preferred Units would receive on an as converted basis. Holders of the MPLX Convertible Preferred Units may convert on a one-for-one basis to MPLX common units any time after May 13, 2019.

(13)

The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(14)	On August 10, 2018, The Williams Companies, Inc. (“WMB”) and Williams Partners L.P. (“WPZ”) completed their previously announced stock-for-unit merger.

(15)

Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the third quarter.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2018

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,693,543)	$3,505,421
Affiliated (Cost — $356,715)	481,634

Total investments (Cost — $3,050,258)	3,987,055
Cash	1,503
Deposits with brokers	252
Receivable for securities sold	2,097
Dividends and distributions receivable	1,387
Deferred credit facilities offering costs and other assets	1,192

Total Assets	3,993,486

LIABILITIES
Payable for securities purchased	159
Investment management fee payable	4,237
Accrued directors’ fees and expenses	168
Accrued expenses and other liabilities	8,510
Current income tax liability	21,618
Deferred income tax liability	363,041
Credit facilities	57,000
Term loan	60,000
Unamortized term loan issuance costs	(356)
Notes	716,000
Unamortized notes issuance costs	(2,287)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (12,680,000 shares issued and outstanding)	317,000
Unamortized mandatory redeemable preferred stock issuance costs	(1,753)

Total Liabilities	1,543,337

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,450,149

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (126,097,992 shares issued and outstanding, 187,320,000 shares authorized)	$126
Paid-in capital	2,179,319
Accumulated net investment loss, net of income taxes, less dividends	(1,854,015)
Accumulated realized gains, net of income taxes	1,282,404
Net unrealized gains, net of income taxes	842,315

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,450,149

NET ASSET VALUE PER COMMON SHARE	$19.43

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended August 31, 2018	For the Nine Months Ended August 31, 2018
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$56,264	$169,997
Affiliated investments	7,546	22,028
Money market mutual funds	86	229

Total dividends and distributions	63,896	192,254
Return of capital	(51,586)	(166,181)
Distributions in excess of cost basis	(5,146)	(12,272)

Total Investment Income	7,164	13,801

Expenses
Investment management fees, before fee waiver	13,060	36,467
Administration fees	295	906
Professional fees	140	401
Directors’ fees and expenses	161	376
Reports to stockholders	71	219
Merger expenses	201	201
Custodian fees	46	135
Insurance	35	107
Other expenses	74	391

Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	14,083	39,203
Investment management fee waiver	(20)	(20)
Interest expense including amortization of offering costs	6,991	21,177
Distributions on mandatory redeemable preferred stock including amortization of offering costs	3,061	9,049

Total Expenses — before taxes	24,115	69,409

Net Investment Loss — Before Taxes	(16,951)	(55,608)
Current income tax benefit	19,935	23,072
Deferred income tax expense	(15,907)	(11,444)

Net Investment Loss	(12,923)	(43,980)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	115,836	203,997
Investments — affiliated	784	7,130
Current income tax expense	(93,216)	(102,221)
Deferred income tax benefit	63,514	50,703

Net Realized Gains	86,918	159,609

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	45,552	302,951
Investments — affiliated	30,672	21,434
Deferred income tax (expense) benefit	(18,669)	117,524

Net Change in Unrealized Gains	57,555	441,909

Net Realized and Unrealized Gains	144,473	601,518

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$131,550	$557,538

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2018 (Unaudited)		For the Fiscal Year Ended November 30, 2017
OPERATIONS
Net investment loss, net of tax(1)	$(43,980)		$(51,378)
Net realized gains, net of tax	159,609		206,024
Net change in unrealized gains (losses), net of tax	441,909		(313,771)

Net Increase (Decrease) in Net Assets Resulting from Operations	557,538		(159,125)

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(155,448	)(2)	(60,863	)(3)
Distributions — return of capital	—	(2)	(155,955	)(3)

Dividends and Distributions to Common Stockholders	(155,448)		(216,818)

CAPITAL STOCK TRANSACTIONS
Issuance of 10,384,958 shares of common stock in connection with the merger of Kayne Anderson Energy Development Company	207,925		—
Offering expenses associated with the issuance of common stock in merger	(603	)(4)
Issuance of 835,954 and 1,189,571 shares of common stock from reinvestment of dividends and distributions, respectively	14,564		21,335

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	221,886		21,335

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	623,976		(354,608)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	1,826,173		2,180,781

End of period	$2,450,149		$1,826,173

(1)

Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 —Significant Accounting Policies. Distributions in the amount of $8,489 paid to holders of MRP Shares during the nine months ended August 31, 2018 are estimated to be characterized as dividends (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the MRP Shares distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $11,400 paid to holders of MRP Shares for the fiscal year ended November 30, 2017 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)

The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2018 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)

Distributions paid to common stockholders for the fiscal year ended November 30, 2017 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE NINE MONTHS ENDED AUGUST 31, 2018

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$557,538
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	166,181
Distributions in excess of cost basis	12,272
Net realized gains	(211,127)
Net change in unrealized gains	(324,385)
Purchase of long-term investments	(849,718)
Proceeds from sale of long-term investments	848,380
Proceeds from sale of short-term investments, net	75,305
Increase in deposits with brokers	(2)
Decrease in receivable for securities sold	4,795
Decrease in dividends and distributions receivable	3,836
Amortization of deferred debt offering costs	1,226
Amortization of mandatory redeemable preferred stock offering costs	560
Decrease in other assets	119
Decrease in payable for securities purchased	(4,124)
Decrease in investment management fee payable	(8,348)
Increase in accrued directors’ fees and expenses	64
Decrease in accrued expenses and other liabilities	(8,199)
Increase in current income tax liability	8,115
Decrease in deferred income tax liability	(156,783)

Net Cash Provided by Operating Activities	115,705

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facilities	57,000
Offering expenses associated with the merger of KED	(603)
Redemption of notes	(31,000)
Costs associated with renewal of credit facility	(630)
Costs associated with term loan	(85)
Cash distributions paid to common stockholders	(140,884)

Net Cash Used in Financing Activities	(116,202)

NET CHANGE IN CASH	(497)
CASH — BEGINNING OF PERIOD	2,000

CASH — END OF PERIOD	$1,503

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of (1) the issuance of $207,925 of common shares in connection with the merger of Kayne Anderson Energy Development Company (“KED”) (see Note 1) and (2) reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $14,564.

During the nine months ended August 31, 2018, interest paid related to debt obligations was $26,591 and income tax paid was $71,034 (net of refunds).

The Company received $8,444 of paid-in-kind dividends during the nine months ended August 31, 2018. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2018		For the Fiscal Year Ended November 30,
	(Unaudited)		2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$15.90		$19.18	$19.20	$36.71
Net investment income (loss)(2)	(0.38)		(0.45)	(0.61)	(0.53)
Net realized and unrealized gain (loss)	5.28		(0.92)	2.80	(14.39)

Total income (loss) from operations	4.90		(1.37)	2.19	(14.92)

Dividends and distributions — auction rate preferred(2)(3)	—		—	—	—

Common dividends(3)	(1.35)		(0.53)	—	(2.15)
Common distributions — return of capital(3)	—		(1.37)	(2.20)	(0.48)

Total dividends and distributions — common	(1.35)		(1.90)	(2.20)	(2.63)

Offering expenses associated with the issuance of common stock	(0.01	)(4)	—	—	—
Effect of issuance of common stock	—		—	—	0.03
Effect of shares issued in reinvestment of distributions	(0.01)		(0.01)	(0.01)	0.01

Total capital stock transactions	(0.02)		(0.01)	(0.01)	0.04

Net asset value, end of period	$19.43		$15.90	$19.18	$19.20

Market value per share of common stock, end of period	$18.54		$15.32	$19.72	$18.23

Total investment return based on common stock market value(5)	30.6	%(6)	(13.8)%	24.1%	(47.7)%
Total investment return based on net asset value(7)	31.9	%(6)	(8.0)%	14.6%	(42.8)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,450,149		$1,826,173	$2,180,781	$2,141,602
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%		2.5%	2.5%	2.6%
Other expenses	0.2		0.1	0.2	0.1

Subtotal	2.5		2.6	2.7	2.7
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9		2.0	2.8	2.4
Income tax expense(9)	—		—	7.9	—

Total expenses	4.4%		4.6%	13.4%	5.1%

Ratio of net investment income (loss) to average net assets(2)	(2.8)%		(2.4)%	(3.4)%	(1.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	26.5	%(6)	(7.5)%	12.5%	(51.7)%
Portfolio turnover rate	24.3	%(6)	17.6%	14.5%	17.1%
Average net assets	$2,107,652		$2,128,965	$2,031,206	$3,195,445
Notes outstanding, end of period(10)	$716,000		$747,000	$767,000	$1,031,000
Borrowings under credit facilities, end of period(10)	$57,000		$—	$43,000	$—
Term loan outstanding, end of period(10)	$60,000		$—	$—	$—
Auction rate preferred stock, end of period(10)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$317,000		$292,000	$300,000	$464,000
Average shares of common stock outstanding	116,276,002		114,292,056	112,967,480	110,809,350
Asset coverage of total debt(11)	432.2%		383.6%	406.3%	352.7%
Asset coverage of total leverage (debt and preferred stock)(12)	313.1%		275.8%	296.5%	243.3%
Average amount of borrowings per share of common stock during the period(1)	$6.45		$7.03	$7.06	$11.95

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$34.30	$28.51	$27.01	$26.67
Net investment income (loss)(2)	(0.76)	(0.73)	(0.71)	(0.69)
Net realized and unrealized gain (loss)	5.64	8.72	4.27	2.91

Total income (loss) from operations	4.88	7.99	3.56	2.22

Dividends and distributions — auction rate preferred(2)(3)	—	—	—	—

Common dividends(3)	(2.28)	(1.54)	(1.54)	(1.26)
Common distributions — return of capital(3)	(0.25)	(0.75)	(0.55)	(0.72)

Total dividends and distributions — common	(2.53)	(2.29)	(2.09)	(1.98)

Offering expenses associated with the issuance of common stock	—	—	—	—
Effect of issuance of common stock	0.06	0.09	0.02	0.09
Effect of shares issued in reinvestment of distributions	—	—	0.01	0.01

Total capital stock transactions	0.06	0.09	0.03	0.10

Net asset value, end of period	$36.71	$34.30	$28.51	$27.01

Market value per share of common stock, end of period	$38.14	$37.23	$31.13	$28.03

Total investment return based on common stock market value(5)	9.9%	28.2%	19.3%	5.6%
Total investment return based on net asset value(7)	14.8%	29.0%	13.4%	8.7%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$4,026,822	$3,443,916	$2,520,821	$2,029,603
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.4%	2.4%	2.4%	2.4%
Other expenses	0.1	0.1	0.2	0.2

Subtotal	2.5	2.5	2.6	2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	2.1	2.4	2.3
Income tax expense(9)	8.3	14.4	7.2	4.8

Total expenses	12.6%	19.0%	12.2%	9.7%

Ratio of net investment income (loss) to average net assets(2)	(2.0)%	(2.3)%	(2.5)%	(2.5)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	13.2%	24.3%	11.6%	7.7%
Portfolio turnover rate	17.6%	21.2%	20.4%	22.3%
Average net assets	$3,967,458	$3,027,563	$2,346,249	$1,971,469
Notes outstanding, end of period(10)	$1,435,000	$1,175,000	$890,000	$775,000
Borrowings under credit facilities, end of period(10)	$51,000	$69,000	$19,000	$—
Term loan outstanding, end of period(10)	$—	$—	$—	$—
Auction rate preferred stock, end of period(10)	$—	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$524,000	$449,000	$374,000	$260,000
Average shares of common stock outstanding	107,305,514	94,658,194	82,809,687	72,661,162
Asset coverage of total debt(11)	406.2%	412.9%	418.5%	395.4%
Asset coverage of total leverage (debt and preferred stock)(12)	300.3%	303.4%	296.5%	296.1%
Average amount of borrowings per share of common stock during the period(1)	$13.23	$11.70	$10.80	$10.09

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2010	2009	2008
Per Share of Common Stock(1)
Net asset value, beginning of period	$20.13	$14.74	$30.08
Net investment income (loss)(2)	(0.44)	(0.33)	(0.73)
Net realized and unrealized gain (loss)	8.72	7.50	(12.56)

Total income (loss) from operations	8.28	7.17	(13.29)

Dividends and distributions — auction rate preferred(2)(3)	—	(0.01)	(0.10)

Common dividends(3)	(0.84)	—	—
Common distributions — return of capital(3)	(1.08)	(1.94)	(1.99)

Total dividends and distributions — common	(1.92)	(1.94)	(1.99)

Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	0.16	0.12	—
Effect of shares issued in reinvestment of distributions	0.02	0.05	0.04

Total capital stock transactions	0.18	0.17	0.04

Net asset value, end of period	$26.67	$20.13	$14.74

Market value per share of common stock, end of period	$28.49	$24.43	$13.37

Total investment return based on common stock market value(5)	26.0%	103.0%	(48.8)%
Total investment return based on net asset value(7)	43.2%	51.7%	(46.9)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,825,891	$1,038,277	$651,156
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.1%	2.1%	2.2%
Other expenses	0.2	0.4	0.3

Subtotal	2.3	2.5	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.9	2.5	3.4
Income tax expense(9)	20.5	25.4	—

Total expenses	24.7%	30.4%	5.9%

Ratio of net investment income (loss) to average net assets(2)	(1.8)%	(2.0)%	(2.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	34.6%	43.2%	(51.2)%
Portfolio turnover rate	18.7%	28.9%	6.7%
Average net assets	$1,432,266	$774,999	$1,143,192
Notes outstanding, end of period(10)	$620,000	$370,000	$304,000
Borrowings under credit facilities, end of period(10)	$—	$—	$—
Term loan outstanding, end of period(10)	$—	$—	$—
Auction rate preferred stock, end of period(10)	$—	$75,000	$75,000
Mandatory redeemable preferred stock, end of period(10)	$160,000	$—	$—
Average shares of common stock outstanding	60,762,952	46,894,632	43,671,666
Asset coverage of total debt(11)	420.3%	400.9%	338.9%
Asset coverage of total leverage (debt and preferred stock)(12)	334.1%	333.3%	271.8%
Average amount of borrowings per share of common stock during the period(1)	$7.70	$6.79	$11.52

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)

Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)

The characterization of the distribution paid for the nine months ended August 31, 2018 is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company (see Note 1).

(5)

Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)

Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)	Unless otherwise noted, ratios are annualized.

(9)

For the nine months ended August 31, 2018, the Company reported an income tax benefit of $77,634 (3.7% of average net assets — not annualized), primarily related to the reduction in deferred tax liabilities as a result of 2017 tax reform. For the fiscal years ended November 30, 2017, November 30, 2015 and November 30, 2008, the Company reported an income tax benefit of $86,746 (4.1% of average net assets), $980,647 (30.7% of average net assets) and $339,991 (29.7% of average net assets), respectively, primarily related to unrealized losses on investments. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)	Principal/liquidation value.

(11)

Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility, the Revolving Term Loan and the Term Loan are considered senior securities representing indebtedness.

(12)

Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility, the Revolving Term Loan and the Term Loan are considered senior securities representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson MLP/Midstream Investment Company (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its total assets in energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

On August 6, 2018, KYN completed its merger with Kayne Anderson Energy Development Company (“KED”). Pursuant to the terms of the merger agreement approved by stockholders of KED, KYN acquired all of the net assets of KED ($207,925) in exchange for an equal net asset value of newly issued KYN common stock. A total of 10,808,425 shares of KED were exchanged for 10,384,958 new common shares of KYN. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. KED’s net assets prior to merger included $117,709 of accumulated net realized gains and $48,448 of net unrealized appreciation on investments. The aggregate net assets of the Company prior to merger totaled $2,316,776 and following the merger the combined net assets of the Company was $2,524,701.

As a part of the merger, KED preferred stockholders received an equivalent number of newly issued KYN Series K mandatory redeemable preferred stock (“MRP Shares”) with terms identical to their previously held KED Series A MRP Shares. See Note 12 — Preferred Stock. The company also assumed KED’s $60,000 unsecured term loan (the “Term Loan”). See Note 10 — Credit Facility, Revolving Term Loan and Term Loan.

Assuming the merger had been completed on December 1, 2017, the beginning of the annual reporting period for the Company, the pro forma results in the Statement of Operations for the three and nine months ended August 31, 2018 would be as follows.

	Pro Forma For the Three Months Ended August 31, 2018	Pro Forma For the Nine Months Ended August 31, 2018
Net investment loss, net of tax	$(13,880)	$(48,219)
Net realized gains, net of tax	88,041	159,458
Net change in unrealized gains (losses), net of tax	76,600	492,564

Net Increase (Decrease) in Net Assets Resulting from Operations	$150,761	$603,803

Because the combined entity has been managed as a single integrated entity since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of KED that have been included in the Company’s Statement of Operations since the merger.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At August 31, 2018, the Company held 8.8% of its net assets applicable to common stockholders (5.3% of total assets) in securities that were fair valued pursuant to procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at August 31, 2018 was $214,260. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments in MLPs and other Midstream Energy Companies generally are comprised of income and return of capital. Payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of distributions received from its MLP investments based on historical information available from the investments. The Company estimates the return of capital portion of dividends received from other Midstream Energy Companies based on information provided by each investment. These estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. The Tax Reform Bill permits immediate expensing of qualified capital expenditures for the next five years, and as a result, the Company’s portfolio companies may pass through more deductions which may result in a higher portion of distributions received to be characterized as return of capital.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the three and nine months ended August 31, 2018, the Company estimated $51,586 and $166,181, respectively, of return of capital and $5,146 and $12,272, respectively, of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended August 31, 2018	For the Nine Months Ended August 31, 2018
Distributions from investments	$48,865	$154,881
Dividends from investments	9,885	25,101

Total dividends and distributions from investments (excluding distributions in excess of cost basis)	$58,750	$179,982

Distributions — % return of capital	89%	92%
Dividends — % return of capital	82%	93%
Total dividends and distributions — % return of capital	88%	92%
Return of capital — attributable to net realized gains (losses)	$19,758	$25,958
Return of capital — attributable to net change in unrealized gains (losses)	31,828	140,223

Total return of capital	$51,586	$166,181

For the nine months ended August 31, 2018, the Company estimated the return of capital portion of dividends and distributions received to be $159,223 (89%). During the second quarter of fiscal 2018, the Company increased its return of capital estimate for the year by $6,958 due to 2017 tax reporting information received by the Company in fiscal 2018. As a result, the return of capital percentage for the nine months ended August 31, 2018 was 92%. In addition, for the nine months ended August 31, 2018, the Company estimated the cash distributions received that were in excess of cost basis to be $12,416. Distributions in excess of cost basis for nine months ended August 31, 2018 were decreased by $144 due to 2017 tax reporting information received by the Company in fiscal 2018.

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the three and nine months ended August 31, 2018, the Company received the following paid-in-kind dividends.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

	For the Three Months Ended August 31, 2018	For the Nine Months Ended August 31, 2018
Paid-in-kind dividends
Buckeye Partners, L.P. — Class C Units	$3,160	$5,916
Enbridge Energy Management, L.L.C.	838	2,528

Total paid-in-kind dividends	$3,998	$8,444

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that certain operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2014 remain open and subject to examination by the federal and state tax authorities.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

As of August 31, 2018, the Company did not have any open option contracts.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M.  Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its Term Loan, Notes and MRP Shares as a deduction from the carrying value of the Term Loan, Notes and MRP Shares on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2018, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,987,055	$3,730,421	$42,374	(1)	$214,260

(1)

The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2018. For the nine months ended August 31, 2018, there were no transfers between Level 1 and Level 2.

As of August 31, 2018, the Company had Notes outstanding with aggregate principal amount of $716,000 and 12,680,000 shares of MRP Shares outstanding with a total liquidation value of $317,000. See Note 11 — Notes and Note 12 — Preferred Stock.

Of the $317,000 of MRP Shares, Series F ($125,000 liquidation value) is publicly traded on the NYSE. As a result, the Company categorizes this series of MRP Shares as Level 1. The remaining series of MRP Shares and all of the Notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Notes ($716,000 aggregate principal amount) and the remaining MRP Shares ($192,000 aggregate liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2018, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series Z through GG and II through OO)	$716,000	$712,600
MRP Shares (Series C, H, I, J and K)	$192,000	$188,900
MRP Shares (Series F)	$125,000	$125,350

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2018.

Three Months Ended August 31, 2018	Equity Investments
Balance — May 31, 2018	$196,313
Purchases	—
Issuances	3,160
Acquired through merger with KED (see Note 1)	15,057
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(270)

Balance — August 31, 2018	$214,260

Nine Months Ended August 31, 2018	Equity Investments
Balance — November 30, 2017	$132,520
Purchases	93,003
Issuances	5,916
Acquired through merger with KED (see Note 1)	15,057
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Unrealized gains (losses), net	(32,236)

Balance — August 31, 2018	$214,260

The purchase of $93,003 relates to the Company’s investment in Buckeye Partners, L.P. (“BPL”) Class C Units that was made in March 2018. The issuances of $3,160 and $5,916 relate to paid-in-kind BPL Class C Units received during the three and nine months ended August 31, 2018, respectively.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

In connection with its merger with KED (see Note 1), the Company acquired $15,057 of securities that were measured at fair value using significant unobservable inputs. The following table presents the securities that were acquired based on their fair value as measured at the time of the merger.

Investment	Fair Value Acquired
Buckeye Partners, L.P. — Class C Units	$7,962
Capital Product Partners L.P. — Class B Units	4,855
Dominion Midstream Partners, LP — Convertible Preferred Units	2,240

$15,057

The $270 and $32,236 of net unrealized losses for the three and nine months ended August 31, 2018, respectively, relate to investments that were still held at the end of the reporting period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation	Techniques and Unobservable Inputs

The Company has a PIPE investment in Buckeye Partners, L.P. Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company also owns convertible preferred units of Capital Product Partners L.P. (“CPLP”), Dominion Midstream Partners, LP (“DM”) and MPLX LP (“MPLX”). The convertible preferred units are (in the case of CPLP), or will be (in the case of DM and MPLX), convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for comparable companies for CPLP and DM and the credit spread of the partnership’s unsecured notes in the case of MPLX, and (ii) the expected volatility for the underlying common units, which is based on historical volatility, as well as implied volatility derived from traded options. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for its convertible securities relative to the values calculated using the pricing model. For these securities, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2018:

Quantitative Table for Valuation Techniques

				Range		Weighted Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
DM and MPLX – valued based on pricing model	$101,940	- Convertible pricing model	- Credit spread - Volatility	3.5% 20.0%	4.0% 45.0%	3.8% 24.8%

BPL Class C Units – valued based on a discount to market value	83,375	- Discount to publicly-traded securities	- Current discount	9.4%	9.4%	9.4%

CPLP – valued based on pricing model	28,945	- Convertible pricing model	- Credit spread - Volatility - Discount for marketability	5.3% 22.5% 10.0%	6.3% 32.5% 10.0%	5.8% 27.5% 10.0%

Total	$214,260

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At August 31, 2018, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Midstream Energy Companies(1)	99.6%
Largest single issuer	13.2%
Restricted securities	6.4%

(1)

Comprised of energy-related partnerships and their affiliates (collectively, “master limited partnerships” or “MLPs”) and other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

5.	Agreements and Affiliations

A. Administration Agreement — On August 1, 2018, in connection with its merger with KED, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Upon completion of its merger with KED (see Note 1), the Company and KAFA entered into an amended fee waiver agreement (the “New Fee Waiver Agreement”). The New Fee Waiver Agreement provides for a management fee of 1.375% on average total assets up to $4,000,000; 1.25% on average total assets between $4,000,000 and $6,000,000; 1.125% on average total assets between $6,000,000 and $8,000,000; and 1.0% on average total assets over $8,000,000. These tiered fee waivers will result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. KAFA further agreed to waive an amount of management fees (calculated based on the Company’s and KED’s assets under management at the closing of the merger) such that the management fees payable to KAFA with respect to the Company after completion of the merger would not be greater than the aggregate management fees that would have been payable if the Company and KED had remained standalone companies. This waiver was calculated as $212 per year based on the Company’s and KED’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the New Fee Waiver Agreement may not be recouped. The New Fee Waiver Agreement has a term of three years from the date of the merger, or through August 6, 2021. The investment management agreement has a term through August 6, 2019 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the nine months ended August 31, 2018, the Company paid management fees at an annual rate of 1.374% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of August 31, 2018, the Company believes that Buckeye Partners, L.P. (“BPL”) meets the criteria described above and is therefore considered an affiliate of the Company.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the Company’s investments in affiliates as of and for the three and nine months ended August 31, 2018:

	No. of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
Investment(1)			Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Buckeye Partners, L.P.	3,662	$129,117	$4,623	$13,186	$—	$—	$1,275	$(27,748)
Buckeye Partners, L.P. — Class C	2,610	83,375	—	—	—	—	2,889	(17,591)
Plains All American Pipeline, L.P.	8,613	224,963	2,539	7,692	784	7,130	23,880	57,721
Plains GP Holdings, L.P.	70	1,805	—	—	—	—	58	58
Plains GP Holdings, L.P. — Plains AAP, L.P.	1,622	42,374	384	1,150	—	—	2,570	8,994

Total		$481,634	$7,546	$22,028	$784	$7,130	$30,672	$21,434

(1)	See Schedule of Investments for investment classifications.

(2)

During the nine months ended August 31, 2018, the Company purchased 475 units of BPL, purchased 2,183 units of BPL Class C Units, and sold 246 units of PAA. In connection with its merger with KED (see Note 1), the Company acquired 271 units of BPL, 243 units of BPL Class C Units, 148 units of PAA, 70 units of PAGP and 344 units of PAGP-AAP. There were no sales of BPL, BPL Class C Units, PAGP or PAGP-AAP during the nine months ended August 31, 2018. In addition, the Company received 184 BPL Class C Units from paid-in-kind distributions during the nine months ended August 31, 2018.

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. Prior to enactment, the Company’s deferred tax liability was based primarily on the federal rate of 35%. The Tax Reform Bill cut the federal rate to 21%, significantly reducing the Company’s deferred tax liability and increasing the Company’s net asset value. The decrease to the deferred tax liability was reflected in the Company’s net asset value reported on December 22, 2017 (the date of enactment) and the deferred tax liability at August 31, 2018 reflects the lower federal rate of 21%.

Other changes in the Tax Reform Bill that impact the Company include limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and the elimination of carrybacks). These limitations do not go into effect for the Company until fiscal 2019. To the extent certain deductions are limited in any given year, the Company may not be able to utilize such deductions in future periods if it does not have sufficient taxable income.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

During the second quarter of fiscal 2018, the Company changed its state tax rate from 2.14% to 1.90% (net of federal benefit) based on updated state apportionment information. At August 31, 2018, the components of the Company’s current and deferred tax assets and liabilities are as follows.

Current income tax liability, net	$(21,618)

Deferred tax assets:
AMT credit carryforwards	$14,188

Deferred tax liabilities:
Net unrealized gains on investment securities	(377,229)

Total deferred income tax liability, net	$(363,041)

During the nine months ended August 31, 2018, the Company paid estimated federal income taxes of $66,350 (net of $500 of refunds received) and estimated state income taxes of $4,684 (net of $95 of refunds received). At August 31, 2018, the Company had a current income tax liability of $21,618.

At August 31, 2018, the Company had alternative minimum tax (“AMT”) credit carryforwards of $14,188. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire. The Tax Reform Bill repealed corporate AMT for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards will be refundable, subject to certain annual limitations, over the next four taxable years. The Company will be subject to corporate AMT for fiscal 2018 but expects to file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019.

The Company acquired all of the net assets of KED on August 6, 2018 in a tax-free reorganization under Section 368(a) of the Internal Revenue Code. As of the merger date, the Company acquired all of the tax attributes of KED including $6,738 and $2,746 of federal net operating loss carryforwards and net capital loss carryforwards, respectively. Regulations under Section 382 of the Internal Revenue Code limit the use of tax attributes subsequent to ownership changes; however, due to (1) the amount of unrealized gains at KED at the time of the merger and (2) significant taxable income earned after consummation of the merger, the Company was able to utilize all available net operating loss and net capital loss carryforwards.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

	For the Three Months Ended August 31, 2018	For the Nine Months Ended August 31, 2018
Computed federal income tax benefit (expense) at 21%	$(36,938)	$(100,780)
State income tax expense, net of federal tax	(2,747)	(9,505)
Effect of pro-rated federal tax rate(1)	(4,047)	(4,047)
Effect of change in state tax rate (0.24% decrease)	(94)	3,202
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(517)	(1,298)
Reduction in corporate tax rate as a result of 2017 Tax Cuts and Jobs Act	—	190,062

Total income tax benefit (expense)	$(44,343)	$77,634

(1)

The Company’s federal tax rate for fiscal 2018 has been pro-rated for the number of days the Company was subject to the 35% and 21% corporate tax rates. For fiscal 2018, the Company’s effective tax rate is calculated to be 22.2% for federal income tax purposes.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2018, the Company reduced its tax cost basis by $93,649 due to its fiscal 2017 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At August 31, 2018, the cost basis of investments for federal income tax purposes was $2,339,401. The cost basis for federal income tax purposes is $710,857 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At August 31, 2018, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,737,052
Gross unrealized depreciation of investments (including options, if any)	(89,398)

Net unrealized appreciation of investments	$1,647,654

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At August 31, 2018, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments(1)
Plains GP Holdings, L.P. —
Plains AAP, L.P.	(2)	(3)	1,622	$6,199	$42,374	$26.12	1.7%	1.1%
Level 3 Investments(4)
Buckeye Partners, L.P.
Class C Units	(2)	(5)	2,610	$103,003	$83,375	$31.94	3.4%	2.1%
Capital Product Partners L.P.
Class B Units	(2)	(5)	3,636	18,458	28,945	7.96	1.2	0.7
Dominion Midstream Partners, LP
Convertible Preferred Units	12/1/16	(5)	631	16,686	13,664	21.64	0.6	0.3
MPLX LP
Convertible Preferred Units	5/13/16	(5)	2,255	72,217	88,276	39.14	3.6	2.2

Total				$210,364	$214,260		8.8%	5.3%

Total of all restricted securities				$216,563	$256,634		10.5%	6.4%

(1)

The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of August 31, 2018, the Company’s PAGP-AAP investment is valued at PAA’s closing price. See Note 3 — Fair Value.

(2)	Security was acquired at various dates in current and/or prior fiscal years.

(3)

The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or the PAA units will be freely tradable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As of August 31, 2018, the Company held no derivative instruments, and during the three and nine months ended August 31, 2018, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

9.	Investment Transactions

For the nine months ended August 31, 2018, the Company purchased and sold securities in the amounts of $849,718 and $848,380 (excluding short-term investments and options, if any).

10.	Credit Facility, Revolving Term Loan and Term Loan

On February 15, 2018, the Company entered into a $150,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a 364-day term, maturing on February 15, 2019. The Credit Facility replaces the Company’s $150,000 unsecured revolving credit facility that was scheduled to mature on February 28, 2018. The interest rate on outstanding borrowings under the Credit Facility may vary between LIBOR plus 1.30% and LIBOR plus 1.95%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility. For the nine months

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

ended August 31, 2018, the average amount of borrowings outstanding under the Credit Facility was $1,927 with a weighted average interest rate of 3.44%. As of August 31, 2018, the Company had $38,000 outstanding under the Credit Facility at an interest rate of 3.52%.

At August 31, 2018, the Company had a $150,000 unsecured revolving term loan (the “Revolving Term Loan”). The Revolving Term Loan has a five-year commitment maturing on February 18, 2019, and borrowings under the Revolving Term Loan bear interest at a rate of LIBOR plus 1.30%. The Company pays a fee of 0.25% per annum on any unused amount of the Revolving Term Loan. Amounts borrowed under the Revolving Term Loan may be repaid and subsequently reborrowed. For the nine months ended August 31, 2018, the average amount outstanding under the Revolving Term Loan was $9,741 with a weighted average interest rate of 3.38%. As of August 31, 2018, the Company had $19,000 of borrowings outstanding under the Revolving Term Loan at an interest rate of 3.43%. The Company’s ability to borrow under the Revolving Term Loan is subject to meeting a minimum net asset threshold ($1,947,409 as of August 31, 2018). As of August 31, 2018, the Company was able to borrow under the Revolving Term Loan as its net asset value ($2,450,149) exceeded this threshold.

In connection with its merger with KED (see Note 1), the Company assumed KED’s $60,000 unsecured term loan (the “Term Loan”). The Term Loan matures on August 11, 2021. The interest rate on $30,000 of the Term Loan is fixed at a rate of 3.06% and the interest rate on the remaining $30,000 is LIBOR plus 1.50%. Amounts repaid under the Term Loan cannot be reborrowed. As of August 31, 2018, $60,000 was borrowed under the Term Loan at a weighted average interest rate of 3.32%. As of August 31, 2018, the Company had $356 of unamortized Term Loan issuance costs.

As of August 31, 2018, the Company was in compliance with all financial and operational covenants required by the Credit Facility, Revolving Term Loan and Term Loan. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Notes

At August 31, 2018, the Company had $716,000 aggregate principal amount of Notes outstanding. The table below sets forth the key terms of each series of Notes outstanding at August 31, 2018. On April 26, 2018, the Company redeemed all $31,000 of its Series W Notes originally scheduled to mature May 26, 2018 at par value.

Series	Principal Outstanding, November 30, 2017	Principal Redeemed	Principal Outstanding, August 31, 2018	Unamortized Issuance Costs	Estimated Fair Value August 31, 2018	Fixed Interest Rate	Maturity Date
W	$31,000	$31,000	$—			4.38%	5/26/18
Z	15,000	—	15,000	$12	$15,100	3.39%	5/3/19
AA	15,000	—	15,000	25	15,100	3.56%	5/3/20
BB	35,000	—	35,000	84	35,200	3.77%	5/3/21
CC	76,000	—	76,000	225	76,800	3.95%	5/3/22
DD	75,000	—	75,000	61	75,100	2.74%	4/16/19
EE	50,000	—	50,000	128	49,500	3.20%	4/16/21
FF	65,000	—	65,000	233	64,600	3.57%	4/16/23
GG	45,000	—	45,000	192	44,400	3.67%	4/16/25
II	30,000	—	30,000	41	30,000	2.88%	7/30/19
JJ	30,000	—	30,000	94	29,900	3.46%	7/30/21
KK	80,000	—	80,000	378	80,600	3.93%	7/30/24
LL	50,000	—	50,000	139	49,400	2.89%	10/29/20
MM	40,000	—	40,000	160	39,300	3.26%	10/29/22
NN	20,000	—	20,000	88	19,600	3.37%	10/29/23
OO	90,000	—	90,000	427	88,000	3.46%	10/29/24

	$747,000	$31,000	$716,000	$2,287	$712,600

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the fixed rate Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. As of August 31, 2018, the weighted average interest rate on the outstanding Notes was 3.43%.

As of August 31, 2018, each series of Notes was rated “AAA” by FitchRatings and Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-” (for either FitchRatings or KBRA), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2018, the Company was in compliance with all covenants under the Notes agreements.

12.	Preferred Stock

At August 31, 2018, the Company had 12,680,000 shares of MRP Shares outstanding, with a total liquidation value of $317,000 ($25.00 per share). As a part of the merger (see Note 1), KED preferred stockholders were issued an equivalent number of new KYN Series K MRP Shares with terms identical to their previously held KED Series A MRP Shares. Series K MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on April 10, 2020. The table below sets forth the key terms of each series of the MRP Shares at August 31, 2018.

Series	Liquidation Value November 30, 2017	Liquidation Value Issued	Liquidation Value August 31, 2018	Unamortized Issuance Costs	Estimated Fair Value August 31, 2018	Rate	Mandatory Redemption Date
C	$42,000	$—	$42,000	$130	$42,500	5.20%	11/9/20
F(1)	125,000	—	125,000	646	125,350	3.50%	4/15/20
H	50,000	—	50,000	281	49,300	4.06%	7/30/21
I	25,000	—	25,000	180	24,300	3.86%	10/29/22
J	50,000	—	50,000	470	48,200	3.36%	11/9/21
K	—	25,000	25,000	46	24,600	3.37%	4/10/20

	$292,000	$25,000	$317,000	$1,753	$314,250

(1)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.07 as of August 31, 2018.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the Series C, H, I, J and K MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the Series F MRP Shares are entitled to receive cumulative cash dividend payments on the first business day of each month.

As of August 31, 2018, each series of MRP Shares was rated “A” by FitchRatings and “A+” by KBRA.

The table below outlines the terms of each series of MRP Shares. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A”. Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

	Series C, H, I, J and K	Series F
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2018, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

13.	Common Stock

At August 31, 2018, the Company had 187,320,000 shares of common stock authorized and 126,097,992 shares outstanding. As of August 31, 2018, KACALP owned 303,568 shares of the Company. Transactions in common shares for the nine months ended August 31, 2018 were as follows:

Shares outstanding at November 30, 2017	114,877,080
Shares issued in connection with the merger of KED (see Note 1)	10,384,958
Shares issued through reinvestment of distributions	835,954

Shares outstanding at August 31, 2018	126,097,992

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

14.	Subsequent Events

On September 7, 2018, the Company declared a monthly distribution of $0.15 per common share. The Company previously announced its intention to adopt a monthly distribution after the closing of its merger with KED. The total distribution of $18,915 was paid September 28, 2018. Of this total, pursuant to the Company’s dividend reinvestment plan, $1,614 was reinvested into the Company through open market purchases of common stock.

On September 27, 2018, the Company declared monthly distributions of $0.15 per common share to be paid on October 31, November 30, and December 31 of 2018.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP/MIDSTREAM INVESTMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

William R. Cordes	Director

Anne K. Costin	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William H. Shea, Jr.	Director

William L. Thacker	Director

James C. Baker	Director and President

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Alan R. Boswell	Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.